Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Deutsche Cash Management Fund Institutional Class, a series of Scudder Institutional Funds, on Form N-CSR of the Deutsche Cash Management Fund Institutional Class (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




February 28, 2005                                /s/Julian Sluyters
                                                 Julian Sluyters
                                                 Chief Executive Officer
                                                 Deutsche Cash Management Fund
                                                 Institutional Class, a series
                                                 of Scudder Institutional Funds

                                             Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Deutsche Cash Management Fund Institutional Class, a series of Scudder Institutional Funds, on Form N-CSR of the Deutsche Cash Management Fund Institutional Class (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




February 28, 2005                                /s/Paul Schubert
                                                 Paul Schubert
                                                 Chief Financial Officer
                                                 Deutsche Cash Management Fund
                                                 Institutional Class, a series
                                                 of Scudder Institutional Funds